UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2006
CONNETICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(650) 843-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure.
     On July 10, 2006, Connetics Corporation, or the Company, commenced a solicitation of consents from holders of record at the close of business on July 7, 2006 of its outstanding 2.25% Convertible Senior Notes due 2008 (the “2008 Notes”) and 2.00% Convertible Senior Notes due 2015 (the “2015 Notes”, and together with the 2008 Notes, the “Notes”) to amendments of certain reporting requirements in the indentures governing the Notes and waivers of defaults and events of defaults related to such reporting requirements. The proposed amendments to the indentures provide the Company with additional time to comply with these reporting requirements and require consent of the holders of a majority in aggregate principal amount of the outstanding 2008 Notes or 2015 Notes, as applicable. The consent solicitation is scheduled to expire at 5:00 p.m. New York City time on July 19, 2006, unless extended or terminated by the Company. A copy of the Consent Solicitation Statement, dated as of July 10, 2006, describing the terms and conditions of the consent and the proposed amendments is attached hereto as Exhibit 99.1. A copy of the press release announcing the commencement of the Consent Solicitation is attached hereto as Exhibit 99.2.
Limitation on Incorporation by Reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 of this report, or included as exhibits in Item 9.01 of this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01of this report, or included as exhibits in Item 9.01 of this report, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Consent Solicitation Statement, dated July 10, 2006

99.2	Press Release, dated July 10, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, Legal Affairs General Counsel and Secretary

Date: July 10, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Consent Solicitation Statement, dated July 10, 2006

99.2	Press Release, dated July 10, 2006